ASSIGNMENT AND AMENDMENT AGREEMENT

Dated as of September 19, 2019

This Assignment and Amendment Agreement (this “Agreement”), dated as of the date first set forth above (the “Effective Date”), is entered into by and between by and between (i) Liberated Solutions, Inc., a Nevada corporation (“Liberated”); (ii) Ngen Technologies USA Corp, a Texas corporation (“Ngen”), (iii) Clifford Rhee (“Mr. Rhee”) and (iii) the counterparties set forth on the signature pages hereto (each, a “Lender” and collectively, the “Lenders”). Each of Ngen, Liberated and each Lender may be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, pursuant to certain agreements between Greenfield Farms Foods Inc. a Nevada corporation (“Greenfield”), the prior sole shareholder of Ngen, and the Lenders, the Lenders loaned certain funds to Greenfield and entered into certain other agreements related thereto;

WHEREAS, the funds received by Greenfield were contributed to Ngen for its operations;

WHEREAS, effective as of August 13, 3019, such agreements were assigned from Greenfield to Ngen, pursuant to the Assignment and Amendment Agreement dated as of such date, by and between Greenfield, Ngen, Mr. Rhee and the Lenders (the “Original Assignment”) and the ownership of Ngen has since been transferred back to the prior shareholders thereof, such that Ngen was a standalone entity and not a subsidiary of Greenfield;

WHEREAS, the Original Assignment noted that, in connection with the closing of the transactions pursuant to an Exchange Agreement to be entered into by and between Liberated and certain parties, pursuant to which the shareholders of Ngen would exchange their shares of Ngen for shares of capital stock of Liberated (together with the other transactions as contemplated in the Exchange Agreement, the “Exchange’), the parties to the Original Agreement intended that the Assigned Agreements (as defined below) would be assigned to Liberated in place of Ngen;

WHEREAS, the Exchange has closed, on August 16, 2019, and the Parties now desire to assign such Assigned Agreements from Ngen to Liberated, and to amend such Assigned Agreements as set forth herein;

WHEREAS, since the date of the Original Assignment, certain of the Parties have entered into additional agreements with Ngen, which the Parties now desired to assign to Liberated;

NOW THEREFORE, in consideration of the provisions set forth herein, and such other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

●Assignment and Assumption.

● Effective as of the Effective Date, Ngen does hereby sell, assign, transfer and convey to Liberated all of the right, title and interest of Ngen in, to the following agreements and documents, together with any other rights, privileges and benefits belonging to or held by Ngen thereunder, and Liberated hereby agrees to assume the following agreements and documents and to pay, perform, and cause to be paid or performed, and otherwise to discharge or cause to be discharged, all debts, duties and other obligations of Greenfield thereunder (the “Assignment”):

● The Securities Purchase Agreement by and between Greenfield and CareBourn Capital, L.P., a Delaware limited Partnership (“CareBourn, L.P.”) dated as of July 20, 2015, as assigned from Greenfield to Ngen by the Original Agreement (the “7/20/15 SPA”) and the Convertible Promissory Note in the initial principal amount of $15,500, dated as of July 20, 2015 payable to CareBourn, L.P. by Greenfield, issued in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “7/20/15 Note”).

● The Securities Purchase Agreement by and between Greenfield and CareBourn, L.P. dated as of February 9, 2015, as assigned from Greenfield to Ngen by the Original Agreement (the “2/9/15 SPA”) and the Convertible Promissory Note in the initial principal amount of $73,000, dated as of February 9, 2015 payable to CareBourn, L.P. by Greenfield, issued in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “2/9/15 Note”).

● The Securities Purchase Agreement by and between Greenfield and CareBourn, L.P. dated as of March 4, 2016, as assigned from Greenfield to Ngen by the Original Agreement (the “3/4/16 SPA”) and the Convertible Promissory Note in the initial principal amount of $33,000, dated as of March 4, 2016 payable to CareBourn, L.P. by Greenfield, issued in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “3/4/16 Note”).

● The Securities Purchase Agreement by and between Greenfield and CareBourn, L.P. dated as of December 19, 2017, as assigned from Greenfield to Ngen by the Original Agreement (the “12/19/17 SPA”), the Convertible Promissory Note in the initial principal amount of $552,000, dated as of December 19, 2017 payable to CareBourn, L.P. by Greenfield, issued in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “12/19/17 Note”), and the Security Agreement by and between Greenfield and CareBourn, L.P. dated as of December 19, 2017 issued in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “12/19/17 Security Agreement”).

● The Convertible Promissory Note in the initial principal amount of $16,500, dated as of May 5, 2015 originally payable to Cresthill Associates, LLC (“Cresthill”) by Greenfield, which has since been assigned to CareBourn, L.P., as assigned from Greenfield to Ngen by the Original Agreement (the “5/5/15 Note”), the Convertible Promissory Note in the initial principal amount of $7,500, dated as of August 5, 2015, originally payable to Cresthill by Greenfield, which has since been assigned to CareBourn, L.P., as assigned from Greenfield to Ngen by the Original Agreement (the “8/5/15 Note”) and the Convertible Promissory Note in the initial principal amount of $7,500, dated as of November 16, 2015, originally payable to Cresthill by Greenfield, which has since been assigned to CareBourn, L.P., as assigned from Greenfield to Ngen by the Original Agreement (the “11/16/15 Note”).

● The Note Purchase Agreement by and between Greenfield and CareBourn, L.P. dated as of July 8, 2019, as assigned from Greenfield to Ngen by the Original Agreement (the “7/8/19 NPA”), the Convertible Promissory Note in the initial principal amount of $922,646, dated as of July 8, 2019 payable to CareBourn, L.P. by Greenfield, issued in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “7/8/19 Note”) and the Warrant dated as of July 8, 2019, in favor of CareBourn, L.P., to acquire 248,141,053 shares of common stock, par value $0.001 per share, of Greenfield (the “Greenfield Common Stock”) entered into in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “7/8/19 Warrant”).

● The Note Purchase Agreement by and between Greenfield and CareBourn, L.P. dated as of July 29, 2019, as assigned from Greenfield to Ngen by the Original Agreement (the “7/29/19 NPA”) and the Convertible Promissory Note in the initial principal amount of $1,086,287.50, dated as of July 29, 2019 payable to CareBourn, L.P. by Greenfield, issued in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “7/29/19 Note”).

● The Note Purchase Agreement by and between Greenfield and CareBourn, LLC, a Nevada limited liability company (“CareBourn, LLC”) dated as of June 28, 2019, as assigned from Greenfield to Ngen by the Original Agreement (the “6/28/19 NPA”) and the Convertible Promissory Note in the initial principal amount of $1,436,128.28, dated as of June 29, 2019 payable to CareBourn, LLC by Greenfield, issued in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “6/28/19 Note”) and the Warrant dated as of June 28, 2019, in favor of CareBourn, LLC, to acquire 306,346,979 shares of Greenfield Common Stock entered into in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “6/28/19 Warrant”).

● The Convertible Promissory Note in the initial principal amount of $12,500, dated as of September 1, 2014, as assigned from Greenfield to Ngen by the Original Agreement (the “9/1/14 Note”), the Convertible Promissory Note in the initial principal amount of $5,100, dated as of February 5, 2014, as assigned from Greenfield to Ngen by the Original Agreement (the “2/5/14 Note”), the Convertible Promissory Note in the initial principal amount of $5,000, dated as of February 21, 2014, as assigned from Greenfield to Ngen by the Original Agreement (the “2/21/14 Note”), the Convertible Promissory Note in the initial principal amount of $3,000, dated as of December 1, 2014, as assigned from Greenfield to Ngen by the Original Agreement (the “12/1/14 Note”), each of which were originally payable by Greenfield to Codes Capital LLC (“CC”), but which has subsequently been sold and assigned by CC to More Capital LLC (“More Capital”), and the Convertible Promissory Note in the initial principal amount of $215,500, dated as of July 5, 2019 payable to More Capital by Greenfield, as assigned from Greenfield to Ngen by the Original Agreement (the “7/5/19 Note”) and the Warrant dated as of July 24, 2019, in favor of More Capital to acquire 58,205,926 shares of Greenfield Common Stock entered into in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “7/24/19 Warrant”).

● The Convertible Promissory Note in the in the initial principal amount of $215,000, dated as of August 13, 2019 payable to More Capital by Ngen (the “8/13/19 Note”).

● The Note Purchase Agreement by and between Ngen and CareBourn, L.P, dated as of August 15, 2019 (the “8/15/19 NPA”) and the Convertible Promissory Note in the initial principal amount of $860,000, dated as of August 15, 2019 payable to CareBourn, L.P by Ngen, issued in connection therewith (the “8/15/19 Note”) and the Warrant dated as of August 15, 2019, in favor of CareBourn, L.P, to acquire 720,000 shares of common stock, no par value per share, of Ngen (the “Ngen Common Stock”) entered into in connection therewith (the “8/15/19 Warrant”).

● The Note Purchase Agreement by and between Ngen and CareBourn, L.P, dated as of September 3, 2019 (the “9/3/19 NPA”) and the Convertible Promissory Note in the initial principal amount of $69,875, dated as of September 3, 2019 payable to CareBourn, L.P by Ngen, issued in connection therewith (the “9/3/19 Note”).

● The Note Purchase Agreement by and between Ngen and CareBourn, L.P, dated as of September 12, 2019 (the “9/12/19 NPA”) and the Convertible Promissory Note in the initial principal amount of $241,875, dated as of September 12, 2019 payable to CareBourn, L.P by Ngen, issued in connection therewith (the “9/12/19 Note”).

● All of the documents and items set forth in Section 1(a) shall be referred to collectively as the “Assigned Agreements.” Effective as of the Assignment, each of the Assigned Agreements shall also be deemed amended to provide that each such Assigned Agreement which is, immediately prior to the Assignment, governed by and controlled by the laws of the State of Nevada, with or without application of the conflicts of laws provisions thereof, shall, effective as of the Assignment, be governed by and controlled by the laws of the State of Texas, without application of the conflicts of laws provisions thereof.

● Amendments

● Effective upon the Assignment:

● The 7/20/15 SPA shall be deemed amended such that (i) any references therein to the “Company” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the common stock, par value $0.001 per share, of Liberated (the “Liberated Common Stock”); and (iii) the notice address for the Company therein shall be the notice address for Liberated as set forth herein. The 7/20/15 Note shall be deemed amended such that (i) any references therein to the “Borrower” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock; and (iii) the notice address for the Company therein shall be the notice address for Liberated as set forth herein.

● The 2/9/15 SPA shall be deemed amended such that (i) any references therein to the “Company” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock; and (iii) the notice address for the Company therein shall be the notice address for Liberated as set forth herein. The 2/9/15 Note shall be deemed amended such that (i) any references therein to the “Borrower” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock; and (iii) the notice address for the Company therein shall be the notice address for Liberated as set forth herein.

● The 3/4/16 SPA shall be deemed amended such that (i) any references therein to the “Company” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock; and (iii) the notice address for the Company therein shall be the notice address for Liberated as set forth herein. The 3/4/16 Note shall be deemed amended such that (i) any references therein to the “Borrower” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock; and (iii) the notice address for the Company therein shall be the notice address for Liberated as set forth herein.

● The 12/19/17 SPA shall be deemed amended such that (i) any references therein to the “Company” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock; and (iii) the notice address for the Company therein shall be the notice address for Liberated as set forth herein. The 12/19/17 Note shall be deemed amended such that (i) any references therein to the “Borrower” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock; and (iii) the notice address for the Company therein shall be the notice address for Liberated as set forth herein. The 12/19/17 Security Agreement shall be deemed amended such that (i) any references therein to the “Company” shall be deemed a reference to Liberated; (ii) any reference therein to the “Collateral” shall be deemed a reference to the assets and items of Liberated substantially similar to those of Ngen, and (iii) the notice address for the Company therein shall be the notice address for Liberated as set forth herein. The Pledge Agreement entered into by and between CareBourn, L.P. and Mr. Rhee in connection with the 12/19/17 SPA (the “12/19/17 Pledge Agreement”) shall be deemed amended such that any references therein to the “Pledged Shares” shall be deemed a reference to the 123,750 shares of Series X Preferred Stock, par value $0.001 per share, of Liberated (the “Series X Stock”) held by Mr. Rhee following the closing of the Exchange, and, following the conversion of the Series X Stock by Mr. Rhee to Liberated Common Stock shall be deemed a reference to the Liberated Common Stock received by Mr. Rhee in such conversion.

● The 5/5/15 Note the 8/15/15 Note and the 11/16/15 Note shall each be deemed amended such that (i) any references therein to the “Borrower” shall be deemed a reference to Liberated; (ii) any references therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock; and (iii) the notice address for the Company therein shall be the notice address for Liberated as set forth herein.

● The 7/8/19 NPA shall be deemed amended such that (i) any references therein to the “Company” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock; and (iii) the notice address for the Company therein shall be the notice address for Liberated as set forth herein. The 7/8/19 Note shall be deemed amended such that (i) any references therein to the “Borrower” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock; and (iii) the notice address for the Company therein shall be the notice address for Liberated as set forth herein. The 7/8/19 Warrant shall be deemed amended such that (i) any references therein to the “Company” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock, (iii) the number of shares of the Liberated Common Stock which may be acquired pursuant to the 7/18/19 Warrant shall be 5,160,914,102 shares of Liberated Common Stock, and (iv) the “Exercise Price” in the 7/8/19 Warrant shall be amended to be $0.00000962, subject to adjustment as set forth therein. The Parties acknowledge and agree that a securities purchase agreement was also entered into at the same time as the 7/8/19 NPA, and such securities purchase agreement was in error and was superfluous to the transactions contemplated therein and in the 7/8/19 NPA, and thus such securities purchase agreement was terminated ab initio pursuant to the Original Agreement, and the Parties agree that such securities purchase agreement shall be deemed to not have been executed and shall be of no force or effect.

● The 7/29/19 NPA shall be deemed amended such that (i) any references therein to the “Company” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock; and (iii) the notice address for the Company therein shall be the notice address for Liberated as set forth herein. The 7/29/19 Note shall be deemed amended such that (i) any references therein to the “Borrower” shall be deemed a reference to Liberated; and (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock. Liberated and CareBourn, L.P. acknowledge and agree that securities purchase agreement was also entered into at the same time as the 7/29/19 NPA, and such securities purchase agreement was in error and was superfluous to the transactions contemplated therein and in the 7/29/19 NPA, and thus such securities purchase agreement was terminated pursuant to the Original Agreement, and such securities purchase agreement is deemed to not have been executed and shall be of no force or effect. The 7/29/19 Note also contemplated the issuance of a warrant to CareBourn, L.P. to acquire certain shares of Greenfield Common Stock, but such warrant was not issued, but was instead issued by Ngen to CareBourn, L.P. as of the date of the Original Agreement, and was a warrant to acquire 900,000 shares of Ngen Common Stock at an exercise price of $0.0681 per share (the “New Warrant”), which warrant was be deemed to satisfy the requirements of the 7/29/19 Note. The New Warrant shall be deemed amended such that (i) any references therein to the “Company” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock, (iii) the number of shares of the Liberated Common Stock which may be acquired pursuant to the New Warrant shall be 6,371,498,905 shares of Liberated Common Stock, and (iv) the “Exercise Price” in the New Warrant shall be amended to be $0.00000962, subject to adjustment as set forth therein

● The 6/28/19 NPA shall be deemed amended such that (i) any references therein to the “Company” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock; and (iii) the notice address for the Company therein shall be the notice address for Liberated as set forth herein. The 6/28/19 Note shall be deemed amended such that (i) any references therein to the “Borrower” shall be deemed a reference to Liberated; and (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock. The 6/28/19 Warrant shall be deemed amended such that (i) any references therein to the “Company” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock, (iii) the number of shares of Liberated Common Stock which may be acquired pursuant to the 6/28/19 Warrant shall be 6,371,498,891 shares of Liberated Common Stock; and (iv) the “Exercise Price” in the 6/28/19 Warrant shall be amended to be $0.00000962, subject to adjustment as set forth therein. The Parties acknowledge and agree that a securities purchase agreement was also entered into at the same time as the 6/28/19 NPA, and such securities purchase agreement was in error and was superfluous to the transactions contemplated therein and in the 6/28/19 NPA, and thus such securities purchase agreement was terminated ab initio pursuant to the Original Agreement, and the Parties agree that such securities purchase agreement shall be deemed to not have been executed and shall be of no force or effect.

● Each of the 9/1/14 Note, the 2/5/14 Note, the 2/21/14 Note, the 12/1/14 Note and the 7/5/19 Note shall be deemed amended such that (i) any references therein to the “Borrower” shall be deemed a reference to Liberated; and (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock. The 7/24/19 Warrant shall be deemed amended such that (i) any references therein to the “Company” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock, (iii) the number of shares of Liberated Common Stock which may be acquired pursuant to the 7/24/19 Warrant shall be 1,210,584,789 shares of Liberated Common Stock; and (iv) the “Exercise Price” in the 7/24/19 Warrant shall be amended to be $0.00000962, subject to adjustment as set forth therein.

● The 8/13/19 Note shall be deemed amended such that (i) any references therein to the “Borrower” shall be deemed a reference to Liberated; and (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock.

● The 8/15/19 NPA shall be deemed amended such that (i) any references therein to the “Company” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock; and (iii) the notice address for the Company therein shall be the notice address for Liberated as set forth herein. The 8/15/19 Note shall be deemed amended such that (i) any references therein to the “Borrower” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock; and (iii) the notice address for the Company therein shall be the notice address for Liberated as set forth herein. The 8/15/19 Warrant shall be deemed amended such that (i) any references therein to the “Company” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock, (iii) the number of shares of the Liberated Common Stock which may be acquired pursuant to the 7/18/19 Warrant shall be 5,097,199,124 shares of Liberated Common Stock, and (iv) the “Exercise Price” in the 8/15/19 Warrant shall be amended to be $0.00000962, subject to adjustment as set forth therein.

● The 9/3/19 NPA shall be deemed amended such that (i) any references therein to the “Company” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock; and (iii) the notice address for the Company therein shall be the notice address for Liberated as set forth herein. The 9/3/19 Note shall be deemed amended such that (i) any references therein to the “Borrower” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock; and (iii) the notice address for the Company therein shall be the notice address for Liberated as set forth herein.

● The 9/12/19 NPA shall be deemed amended such that (i) any references therein to the “Company” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock; and (iii) the notice address for the Company therein shall be the notice address for Liberated as set forth herein. The 9/12/19 Note shall be deemed amended such that (i) any references therein to the “Borrower” shall be deemed a reference to Liberated; (ii) any reference therein to the “Common Stock” shall be deemed a reference to the Liberated Common Stock; and (iii) the notice address for the Company therein shall be the notice address for Liberated as set forth herein.

● The Parties acknowledge and agree that, following the Assignment, (i) the repayment of each of the 7/20/15 Note, the 2/9/15 Note, the 3/4/16 Note, the 12/19/17 Note, the 5/5/15 Note, the 8/5/15 Note, the 11/16/15 Note, the 7/8/19 Note, the 7/29/19 Note, the 6/28/19 Note, the 8/13/19 Note, the 8/15/19 Note, the 9/3/19 Note and the 9/12/19 Note shall be obligations of Liberated as the Borrower thereunder and each of the 7/20/15 Note, the 2/9/15 Note, the 3/4/16 Note, the 12/19/17 Note, the 5/5/15 Note, the 8/5/15 Note, the 11/16/15 Note, the 7/8/19 Note, the 7/29/19 Note, the 6/28/19 Note, the 8/13/19 Note, the 8/15/19 Note, the 9/3/19 Note and the 9/12/19 Note shall be convertible into shares of Liberated Common Stock and (ii) each of the 7/8/19 Warrant, the 6/28/19 Warrant, the 7/24/19 Warrant, the New Warrant and the 8/15/19 Warrant shall be obligations of Liberated and exercisable for shares of Liberated Common Stock.

● The Parties further acknowledge and agree that Liberated does not currently have a sufficient number of authorized but unissued shares of Liberated Common Stock so as to permit the Lenders to exercise their full conversion or exercise rights as set forth in the Assigned Agreements, but that Liberated is currently in the process of completing a reverse split of the Liberated Common Stock, without a reduction of the authorized shares of Liberated Common Stock, so as to permit Liberated to have a sufficient number of authorized but unissued shares of Liberated Common Stock so as to permit the Lenders to exercise their full conversion or exercise rights as set forth in the Assigned Agreements (the “Reverse Split”). Each of the Parties acknowledges and agrees that Liberated shall not be deemed in default or in breach of any of the covenants or agreements of the Assigned Agreements due to the failure to have a sufficient number of authorized but unissued shares of Liberated Common Stock so as to permit the Lenders to exercise their full conversion or exercise rights as set forth in the Assigned Agreements, unless the Reverse Split is not completed by December 31, 2019. The Assigned Agreements are hereby deemed amended to the extent required to effect the intent of this Section 2(c).

● Consent to Assignment and Amendment. By their signatures below, each of the Lenders consents to the Assignment and the amendments as set forth herein and agrees that Liberated shall take the place of Ngen for all purposes of the Assigned Documents. Each of the Lenders represents and warrants that it has not assigned the Assigned Documents applicable to such Lender, or any right, title or interest therein, and that it continues to hold all right and title of such Lender therein.

● Representations and Warranties. Each Party represents and warrants to each other Party as follows:

● Authorization. Such Party is an individual or is an entity duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization and has full power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted and as now proposed to be conducted and to own or lease its properties and assets.

● All actions on the part of such Party and its nominees, officers, directors and shareholders, if applicable, necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of such Party hereunder has been taken. Assuming this Agreement constitutes a valid and legally binding obligation of Greenfield, this Agreement constitutes a valid and legally binding obligation of such Party, enforceable against such Party in accordance with its terms except to the extent that the enforceability thereof may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and (b) general principles of equity.

● Neither the execution and delivery of this Agreement nor the consummation and performance of any of the transactions contemplated hereby or thereby by such Party will violate in any material respect any existing applicable law, rule, regulation, judgment, order or decree of any governmental authority having jurisdiction over such Party. Such Party is free to enter into this Agreement and, in so doing, such Party will not violate any other agreement to which such Party is a party.

● Further Assurances. Each Party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such Party’s obligations hereunder, necessary to effectuate the transactions contemplated herein.

● Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) if an email address is set forth below, on the date sent by or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 4(c)):

If to Liberated, Ngen or Mr. Rhee:

Liberated Solutions, Inc.

Attn: Ed Carter

5430 LBJ Freeway Suite 1200

Dallas, TX 75240

Email: efc@ngen-tech.com

With a copy, which shall not constitute notice, to:

Anthony L.G., PLLC

Attn: John Cacomanolis

625 N. Flagler Drive, Suite 600

West Palm Beach, FL 33401

Email: jcacomanolis@anthonypllc.com

If to any Lender, to the address for notices as set forth on the signature pages hereto.

● Governing Law and Interpretation.

● This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction).

● ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE CONTEMPLATED TRANSACTIONS MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF FLORIDA, IN EACH CASE LOCATED IN PALM BEACH COUNTY FLORIDA, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

● EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE CONTEMPLATED TRANSACTIONS. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7(c).

● Remedies. Each of the Parties acknowledges and agrees that the remedy at law available to the other Party for breach of any Party’s obligations under this Agreement would be inadequate and that damages flowing from such a breach may not readily be susceptible to being measured in monetary terms. Accordingly, each Party acknowledges, consents and agrees that, in addition to any other rights or remedies that any Party may have at law, in equity or under this Agreement, upon adequate proof of a violation by any other Party of any provision of this Agreement, the first Party will be entitled to seek immediate injunctive relief and may obtain a temporary order restraining any threatened or further breach, without the necessity of proof of actual damage or requirement to post a bond.

● Entire Agreement; Severability. This Agreement and the Assigned Documents set forth the entire agreement between the Parties with respect to the subject matter hereof and fully supersedes any prior agreements or understandings between the Parties with respect to the subject matter hereof. The Parties acknowledge that each has not relied on any representations, promises, or agreements of any kind made to the other in connection with each Party’s decision to accept this Agreement, except for those set forth in this Agreement. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, the provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. The Parties have participated in the drafting and negotiation of this Agreement and if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties thereto and no presumption of burden of proof shall arise favoring or burdening any Party by virtue of the authorship of any provision in this Agreement.

● Amendment. This Agreement may not be modified, altered or changed except upon express written consent of all Parties wherein specific reference is made to this Agreement.

● Headings. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the Parties to this Agreement.

● Waiver. Waiver of any term or condition of this Agreement by any Party shall only be effective if in writing and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or a waiver of any other term or condition of this Agreement.

● Binding Effect; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their permitted successors and assigns. No Party to this Agreement may assign or delegate, by operation of law or otherwise, all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other Party, which any such Party may withhold in its absolute discretion. Any purported assignment without such prior written consent shall be void.

● No Third-Party Beneficiaries. Nothing in this Agreement shall confer any rights, remedies or claims upon any person or entity not a Party or a permitted assignee of a Party to this Agreement.

● Expenses. Except as expressly provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses.

● Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

[Signatures appear on following page]

IN WITNESS WHEREOF, the Parties, intending to be legally bound, has duly executed and delivered this Agreement effective as of the Effective Date.

Ngen Technologies USA Corp

By:	/s/ Clifford Rhee
Name:	Clifford Rhee
Title:	President

Liberated Solutions, Inc.

By:	/s/ Edward F. Carter
Name:	Ed Carter
Title:	Chief Executive Officer

Clifford Rhee

By:	/s/ Clifford Rhee
Name:	Clifford Rhee

The Lenders:

CareBourn Capital, LP.

By:	Carebourn Partners, LLC,
a Minnesota limited liability company,
its General Partner

By:	/s/ Chip Rice
Name:	Chip Rice
Title:	Managing Member

Address for notices:

CareBourn Capital, L.P.

Attn: Chip Rice

8700 Black Oak Lane

Maple Grove, MN, 55311

Email: chiprice@carebourncapital.com

With a copy, which shall not constitute notice, to:

Anthony L.G., PLLC
Attn: John Cacomanolis
625 N. Flagler Drive, Suite 600
West Palm Beach, FL 33401
Email: jcacomanolis@anthonypllc.com

CareBourn LLC

By:	CareBourn Partners, LLC
Sole Member and Manager

By:
Name:	Chip Rice
Title:	Managing Partner

Address for notices:

CareBourn, LLC

Attn: Chip Rice

8700 Black Oak Lane

Maple Grove, MN, 55311

Email: chiprice@carebourncapital.com

With a copy, which shall not constitute notice, to:

Anthony L.G., PLLC
Attn: John Cacomanolis
625 N. Flagler Drive, Suite 600
West Palm Beach, FL 33401
Email: jcacomanolis@anthonypllc.com

More Capital LLC

By:	/s/ Mike Wruck
Name:	Mike Wruck
Title:	Chief Executive Officer

Address for notices:

More Capital LLC
Attn: Mike Wruck
8995 Goldenrod Lane N
Maple Grove, MN, 55369
Email: mikewruck@morecapitalllc.com